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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21938
ING Risk Managed Natural Resources Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
Huey P. Falgout, Jr., 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end:                       February 28
Date of reporting period:                    August 31, 2010

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2010

ING Risk Managed Natural Resources Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800)-992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

ING Risk Managed Natural Resources Fund (the “Fund”) is a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IRR.” The Fund’s investment objective is total return through a combination of current income, realized capital gains and capital appreciation.

The Fund will seek to achieve its investment objective by investing in a portfolio of equity securities of companies in the energy and natural resources industries and by employing an integrated options “collar” strategy. The Fund’s collar strategy seeks to reduce the volatility of total returns relative to the natural resources equity sector and to help the Fund achieve its investment objective by seeking to generate capital gains in declining markets from the purchase of put options and premiums from writing call options.

For the six month period ended August 31, 2010, the Fund made quarterly total distributions of $0.74 per share, including net investment income of $0.47 per share and a return of capital of $0.27 per share. During the six month period, the Fund reduced its quarterly distribution from $0.382 to $0.363 per quarter, commencing with the distribution paid on July 15, 2010.

Based on net asset value (“NAV”), the Fund provided a total return of (8.18)% for the six month period ended August 31, 2010.(1) This NAV return reflects a decrease in the Fund’s NAV from $15.86 on February 28, 2010 to $13.87 on August 31, 2010. Based on its share price as of August 31, 2010, the Fund provided a total return of (9.94)% for the six month period ended August 31, 2010.(2) This share price return reflects a decrease in its share price from $16.67 on February 28, 2010 to $14.30 on August 31, 2010.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President & Chief Executive Officer
ING Funds
October 8, 2010
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

Market Perspective:  Six Months Ended August 31, 2010

Our previous fiscal year ended near the anniversary of March 9, 2009, when global equities in the form of the MSCI World Indexsm measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), touched levels last seen six years earlier. From that low point, the index was 58% higher as the new fiscal year started and continued to rise through mid April 2010. But from there a confluence of local and global concerns sent prices on a downward path. For the six months to August 31, 2010 global equities fell 3.35%. (The MSCI World Indexsm fell 3.48% for the six months ended August 31, 2010, measured in U.S. dollars.) In currencies, the dollar gained 7.3% against the euro, but lost 4.7% to the yen and 1.8% against the pound.

The 12-month rally in equities had become increasingly edgy. The rescue of failing institutions by governments and central banks in Europe and the U.S., together with unprecedented fiscal and monetary stimulus to counter the ensuing recession, had led to enormous, unsustainable budget deficits. Not only would stimulus programs end, but debt would need to be wound down.

Beacons of hope in this rather bleak outlook were the United States and emerging markets, centered on China. The U.S. with its vast, dynamic, flexible economy would surely bounce back most quickly in the developed world and generate global economic activity. Emerging market economies, much more fiscally robust these days, had never suffered much of a financial crisis and recession anyway and were again showing vibrant growth. The demand for capital goods from China might sustain Japan’s export led revival, while in Europe, growth may be tepid but at least the situation was stable.

By early May all of these premises were disintegrating, the erosion gathering pace over the summer, as attention lurched from one economic statistic to the next.

In the U.S., the critical housing market seemed to be improving, boosted by tax credits for home buyers. After sliding for more than three years, house prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), finally showed year-over-year increases from February. But when the credits expired, sales of new and existing homes slumped to multi-year low levels. Prices would surely follow. Unemployment remained stubbornly high, near 10%, barely scratched by new private sector jobs only averaging about 50,000 per month. Gross Domestic Product (“GDP”) growth in the second quarter of 2010 decelerated to 1.6% annualized. In July testimony, Federal Reserve Chairman Bernanke referred to an “unusually uncertain” outlook, exactly what investors didn’t want to hear and three weeks later the Federal Open Market Committee formally downgraded its assessment for the U.S. economy. Record low Treasury bond yields in the U.S., Germany and the U.K. in August were compelling evidence to some commentators that developed economies were on the cusp of a second recession.

China’s version of a recession was to grow at “only” 9.1% in 2009. In response, the government instructed the banks to expand lending. They did so and first quarter GDP growth rebounded to 11.9%. But inflation picked up and a housing bubble developed. The authorities quickly back-pedaled and repeatedly raised banks’ reserve ratio requirements while tightening the rules on mortgage issuance. Second quarter GDP growth slipped to 10.3% and by the end of August the official Chinese manufacturing purchasing managers suggested the slowest activity in 17 months. The unofficial version compiled by HSBC signaled contraction.

In the Eurozone, default on billions of euro of Greece’s maturing bonds loomed. Amid downgrades, ballooning yields, fears of contagion and doubts about the viability of the euro itself, Eurozone countries dithered until, at last in May, finance ministers and the International Monetary Fund agreed on a Financial Stabilization “mechanism” funded with up to €750 billion. The European Central Bank (“ECB”) started buying the worst-affected countries’ sovereign debt, much of it held in the vulnerable European banking system. The new mechanism and positive results from some rather soft stress testing on banks in July seemed to calm nerves. But uncertainty remained: August ended with a gaping 9.48% spread between the yields on Greek and German 10-year bonds.

U.S. equities, represented by the S&P 500® Index including dividends, fell 4.04% in the first half of the fiscal year. Early economic data were, on balance, favorable, with stock prices also supported by strong earnings reports. First quarter operating earnings per share for S&P 500® companies were, on average, about 92% above those for the corresponding quarter of 2009. By April 23, 2010 the index was up over 10% and at the high point for 2010, before factors described above drove investor sentiment and the market back down amid surging volatility.

In international markets, the MSCI Japan® Index sagged 9.72% for the six months through August. Apparently impressive 1.1% quarterly GDP growth in the first quarter was heavily exports-dependent and gave way to a barely perceptible 0.1% in the second, with domestic demand and consumer prices falling. The MSCI Europe ex UK® Index fell just 0.05%. The sovereign debt trauma subsided after it became clear that the ECB stood behind the banking system, and stress testing on the latter at least revealed no new problems. In the meantime, GDP grew 1.0% in the second quarter. The MSCI UK® Index slipped 0.61%, but excluding BP would have risen about 2%. Having suffered during the sovereign debt crisis due to the U.K.’s own 11% budget deficit, investors seemed to take heart from the newly elected coalition government’s aggressively austere budget that would reduce the deficit to 3.9% by 2015. Supporting this was the return to profit of most banks and second quarter GDP growth of 1.2%.

Parentheses denote a negative number.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
MSCI World Indexsm	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Energy Select Sector Index®	A modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. Energy companies in the Index develop and produce crude oil and natural gas and provide drilling and other energy related services.

Materials Select Sector Index®	A modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in materials. Materials include integrated steel product, chemicals, fibers, paper and gold.

ING Risk Managed Natural Resources Fund
Portfolio Managers’ Report

Industry Allocation
as of August 31, 2010
(as a percent of net assets)

Energy	76.0%

Materials	19.5%

Purchased Option	3.5%

Other Assets and Liabilities – Net*	1.0%

Net Assets	100.0%

* Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Risk Managed Natural Resources Fund (the “Fund”) seeks total return through a combination of current income, realized capital gains and capital appreciation. The Fund is managed by Paul Zemsky, David Powers, Joseph Bassett, and Jody I. Hrazanek and Frank van Etten, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser.*

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives linked to the equity securities of, companies that are primarily engaged in owning or developing energy, other natural resources and basic materials, or supplying goods and services to such companies (“Natural Resources Companies”). Equity securities held by the Fund could include common stocks, preferred shares, convertible securities, warrants and depository receipts. The Fund may also invest in exchange traded funds (“ETFs”) comprised primarily of Natural Resources Companies. Additionally, the Fund employs an integrated options “collar” strategy which seeks to partially reduce the exposure of the Fund to declines in the value of the energy and natural resources securities in its portfolio and helps the Fund achieve its investment objective by seeking to generate capital gains in declining markets from the purchase of put options and premiums from writing call options.

Equity Portfolio Construction: When selecting equity investments for the Fund, the Sub-Adviser uses fundamental and quantitative research provided by its analysts. The Sub-Adviser normally seeks to identify securities of companies that it believes to be undervalued relative to the value of the energy and natural resources assets they hold or their business fundamentals and outlook. This identification process takes into account current and anticipated economic and financial conditions, as well as company-specific considerations that may cause the issuer’s equity to lead or lag the performance of the broader natural resources investment universe. The Sub-Adviser believes that the best investment candidates are those that feature superior capital allocation, strong competitive position and operations in industries with robust demand. Furthermore, the Sub-Adviser favors companies that can grow their production rather than those that simply rely upon strengthening commodity prices to improve their earnings outlooks. In constructing the portfolio, the Sub-Adviser takes into account the objectives of the Fund’s collar strategy and the instruments through which it is implemented. Under normal market conditions, the Fund generally holds approximately 130 equity securities in its portfolio.

“Collar” Strategy: Under normal market conditions, the Fund seeks to manage risk by employing an integrated options collar strategy. The Fund’s collar strategy includes: purchasing put options and writing call options on energy and materials indices (“Resource Indices”) and/or ETFs, correlated with the Fund’s portfolio, or securities held in the Fund’s portfolio. Under normal market conditions, the Fund generally purchases put options approximately 5% “out-of-the-money,” usually on a three-month basis and for an amount approximating 100% of the value of the Fund’s underlying assets. The Fund usually writes call options “at-the-money” or “near-to-the-money,” usually on a one-month basis and for an amount equal to 50-100% of the value of the Fund’s underlying assets. The Fund’s collar strategy seeks to partially reduce the exposure of the Fund to declines in the value of energy and natural resources securities in its portfolio, while simultaneously generating capital gains in declining markets from the purchase of put options and premiums from writing call options to help the Fund achieve its total return investment objective. Put options may be financed by a portion of the premiums received by the Fund from the sale of call options. The Fund may purchase put options and write call options on Resource Indices and/or ETFs including, but not limited to the Energy Select Sector Index and the Materials Select Sector Index® (each a “Sector Index” and collectively, the “Sector Indices”), and/or the Energy Select Sector SPDR® Fund and the Materials Select Sector SPDR® Fund (each a “SPDR® Fund” and collectively, the “SPDR® Funds”). The collar strategy may be executed primarily in over-the-counter markets with major international banks, broker-dealers and financial institutions. Under certain market conditions, the Fund may deviate from its “collar strategy” and may elect not to buy puts or sell calls.

Top Ten Holdings
as of August 31, 2010
(as a percent of net assets)

ExxonMobil Corp.	13.3%
Chevron Corp.	9.1%
Schlumberger Ltd.	6.2%
ConocoPhillips	5.0%
Apache Corp.	2.8%
Occidental Petroleum Corp.	2.6%
Devon Energy Corp.	2.4%
Halliburton Co.	1.9%
National Oilwell Varco, Inc.	1.8%
Hess Corp.	1.6%

Portfolio holdings are subject to change daily.

ING Risk Managed Natural Resources Fund
Portfolio Managers’ Report

Performance: Based on net asset value (“NAV”) as of August 31, 2010, the Fund provided a total return of (8.18)% for the six month period. This NAV return reflects a decrease in the Fund’s NAV from $15.86 on February 28, 2010 to $13.87 on August 31, 2010. Based on its share price as of August 31, 2010, the Fund provided a total return of (9.94)% for the six month period. This share price return reflects a decrease in its share price from $16.67 on February 28, 2010 to $14.30 on August 31, 2010. A composite of 80% Energy Select Sector Index® (“IXE”)(1) and 20% Materials Select Sector Index® (“IXB”)(2) returned (6.49)% for the reporting period. The portfolio is designed to generally participate in only a part of an upside of the market and help protect against part of the downside. During the period, the Fund made quarterly total distributions of $0.74 per share, including net investment income of $0.47 per share and a return of capital of $0.27 per share. During the six month period, the Fund reduced its quarterly distribution from $0.382 to $0.363 per quarter, commencing with the distribution paid on July 15, 2010. As of August 31, 2010, the Fund had 22,614,842 shares outstanding.

Market Review: Being more exposed to the global economy than the rest of the market, the natural resources sector lagged the broader market during the period as investors pulled back and rotated away from economically sensitive companies. Within energy, early cycle stocks with high exposure to commodity prices, such coal and consumable fuels, and equipment and services companies, were the weakest performers. The drilling subsector was also weak due to the effects of the spill at the BP-operated Macondo oil well in the Gulf of Mexico. Within materials too, the more highly exposed sectors underperformed the most, with construction materials and aluminum being the weakest sub-sectors during the period.

Equity Portfolio: In order to implement the collar strategy, the Fund manages about 70% of the value of the underlying equity portfolio in a risk-managed style. To reduce basis risk between the portfolio and the collar, the portfolio generally holds the securities in the energy and materials indices in which the collar is implemented and the portfolio weights for stocks reflect index weights. For the reporting period, this sleeve of the portfolio performed roughly in line with the reference index.

The actively managed equity portion (no collar strategy) of the Fund outperformed the reference index for the period. The Fund’s positions in companies that were sensitive to the global recovery were unfavorable due to the strong pullback and risk aversion that characterized the market during the reporting period. In particular within energy, our picks among exploration and production companies were unfavorable for the portfolio. Within materials, the Fund did not own certain gold companies, which was unfavorable to returns; investors fled to gold as a safe haven in reaction to the recent European credit turmoil and bleak growth outlook for the United States. Selection in the coal and consumable fuels sub-sector and storage and transportation companies was favorable during the period.

Option Portfolio: For the period, the Fund’s collar strategy had a significantly negative impact on relative returns. The collar strategy seeks to exploit the high volatility of the natural resources sector — it attempts to protect the Fund from large NAV declines while seeking to generate premiums and retain some potential for upside appreciation.

The Fund purchases put options and writes call options on the IXE and IXB indexes to implement its collar. Put options were held against 100% of the value of the underlying equity portfolio, with strike prices at roughly 5% out of the money with expiration dates of about three months at inception. The Fund’s call coverage generally consisted of options written at or near the money and expirations of about one month. During this period, the puts negatively impacted performance as most settled out-of-the-money. Call options contributed positively to performance and added to total returns during the period.

Current Strategy & Outlook: For the actively managed equity portion, we continue to believe the long-term case for commodities remains intact and will be driven by industrialization and urbanization trends in emerging economies, and the need for infrastructure spending globally. We are cautiously optimistic about the economy; nevertheless, the current global financial stress has caused a longer than estimated interruption in this secular theme.

Volatility spiked upward from its April lows, and then stabilized higher at the end of the period. Current volatility levels remains high, indicating continued opportunities for attractive call writing.

*	Effective April 19, 2010, Joseph Basset replaced Chris Corapi as a portfolio manager to the Fund. Effective September 30, 2010, Frank van Etten was added as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Performance data represents past performance and is no guarantee of future results.

An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2010 (Unaudited)

ASSETS:
Investments in securities at value*	$310,730,645
Short-term investments in affiliates**	3,035,000
Cash	2,237
Foreign currencies at value***	46,021
Receivables:
Investment securities sold	174,109
Dividends	1,940,034
Prepaid expenses	1,000

Total assets	315,929,046

LIABILITIES:
Payable for investment securities purchased	884,024
Payable to affiliates	299,933
Payable for trustees fees	6,012
Other accrued expenses and liabilities	100,677
Written options, at fair value^	937,583

Total liabilities	2,228,229

NET ASSETS (equivalent to $13.87 per share on 22,614,842 shares outstanding)	$313,700,817

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$373,579,565
Distributions in excess of net investment income	(8,239,914)
Accumulated net realized loss	(70,326,971)
Net unrealized appreciation	18,688,137

NET ASSETS	$313,700,817

* Cost of investments in securities	$293,284,379
** Cost of short-term investments in affiliates	$3,035,000
*** Cost of foreign currencies	$46,886
^ Premiums received on written options	$2,180,356

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$3,932,072

Total investment income	3,932,072

EXPENSES:
Investment management fees	1,719,688
Transfer agent fees	11,432
Administrative service fees	171,967
Shareholder reporting expense	51,338
Professional fees	24,506
Custody and accounting expense	45,675
Trustee fees	6,288
Miscellaneous expense	35,013

Total expenses	2,065,907
Net waived and reimbursed fees	(1,917)

Net expenses	2,063,990

Net investment income	1,868,082

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	3,515,161
Foreign currency related transactions	1,461
Written options	10,551,074

Net realized gain	14,067,696

Net change in unrealized appreciation or depreciation on:
Investments	(41,694,279)
Foreign currency related transactions	(967)
Written options	(2,327,022)

Net change in unrealized appreciation or depreciation	(44,022,268)

Net realized and unrealized loss	(29,954,572)

Decrease in net assets resulting from operations	$(28,086,490)

* Foreign taxes withheld	$32,845
(1) Dividends from affiliates	$4,787

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months
	Ended	Year Ended
	August 31,	February 28,
	2010	2010

FROM OPERATIONS:
Net investment income	$1,868,082	$2,880,853
Net realized gain (loss)	14,067,696	(80,308,710)
Net change in unrealized appreciation or depreciation	(44,022,268)	129,437,536

Increase (decrease) in net assets resulting from operations	(28,086,490)	52,009,679

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(10,613,337)	(3,382,890)
Net realized gains	—	(19,410,597)
Return of capital	(6,188,359)	(14,377,266)

Total distributions	(16,801,696)	(37,170,753)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	1,242,253	2,216,327
Cost of shares repurchased, net of commissions	—	(1,564,216)

Net increase in net assets resulting from capital share transactions	1,242,253	652,111

Net increase (decrease) in net assets	(43,645,933)	15,491,037

NET ASSETS:
Beginning of period	357,346,750	341,855,713

End of period	$313,700,817	$357,346,750

Undistributed (distributions in excess of) net investment income at end of period	$(8,239,914)	$505,341

See Accompanying Notes to Financial Statements

ING Risk Managed Natural Resources Fund Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Six Months	Year	Year	Year	October 24,
	Ended	Ended	Ended	Ended	2006(1) to
	August 31,	February 28,	February 28,	February 29,	February 28,
	2010	2010	2009	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$15.86	15.18	18.92	19.18	19.06 (2)
Income (loss) from investment operations:
Net investment income	$0.08	0.13 *	0.10 *	0.17	0.06 *
Net realized and unrealized gain (loss) on investments	$(1.33)	2.20	(2.14)	1.27	0.20
Total from investment operations	$(1.25)	2.33	(2.04)	1.44	0.26
Less distributions from:
Net investment income	$0.47	0.15	0.13	0.12	0.04
Net realized gains on investments	$—	0.86	1.57	—	—
Return of capital	$0.27	0.64	—	1.58	0.10
Total distributions	$0.74	1.65	1.70	1.70	0.14
Net asset value, end of period	$13.87	15.86	15.18	18.92	19.18
Market value, end of period	$14.30	16.67	12.66	17.19	18.76
Total investment return at net asset value(3)%	(8.18)	15.85	(9.88)	8.20	1.38
Total investment return at market value(4)%	(9.94)	46.00	(17.28)	0.51	(5.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$313,701	357,347	341,856	429,235	433,595
Ratios to average net assets:
Gross expenses prior to expense waiver(5)%	1.20	1.20	1.18	1.17	1.23
Net expenses after expense waiver(5)%	1.20 **	1.20 **	1.18 **	1.17	1.18
Net investment income after expense waiver(5)%	1.09 **	0.80 **	0.59 **	0.86	0.88
Portfolio turnover rate %	13	28	85	57	21

(1)	Commencement of operations.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

(3)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2010 (Unaudited)

NOTE 1 — ORGANIZATION

ING Risk Managed Natural Resources Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an

NOTES TO FINANCIAL STATEMENTS as of August 31, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

For the six months ended August 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of

NOTES TO FINANCIAL STATEMENTS as of August 31, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For

NOTES TO FINANCIAL STATEMENTS as of August 31, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. As of August 31, 2010, the total value of purchased OTC options subject to counterparty credit risk was $11,212,074. The counterparty did not post any collateral to the Fund at period end.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2010, the total value of written OTC call options subject to Master Agreements in a net liability position was $937,583. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at year end.

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Under normal market conditions, the Fund will seek to manage risk by employing an integrated options “collar” strategy. The Fund’s collar strategy will include purchasing put options and writing call options on Resource Indices and/or Exchange Traded Funds, correlated with the Fund’s portfolio, or securities held in the Fund’s portfolio. Under normal market conditions, the Fund will generally purchase put options approximately 5% “out-of-the-money,” usually on a three-month basis and for an amount approximating 100% of the value of the Fund’s underlying assets. The Fund will usually write call options “at-the-money” or “near-to-the-money,” usually on a one-month basis and for an amount equal to 50-100% of the value of the Fund’s underlying assets. The Fund’s collar strategy seeks to partially reduce the exposure of the Fund to declines in the value of the securities of Natural Resources Companies in its portfolio, while simultaneously generating capital gains from the purchase of put options and premiums from writing call options to help the Fund achieve its total return investment objective. Put options will be financed by a portion of the premiums received by the Fund from the sale of call options.

Please refer to Note 6 for the volume of both purchased and written option activity during the six months ended August 31, 2010.

I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable

NOTES TO FINANCIAL STATEMENTS as of August 31, 2010 (Unaudited) (continued)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

monthly, based on an annual rate of 1.00% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2010, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Co. (“ING IM”). Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the six months ended August 31, 2010, the Fund waived $1,917 of such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of August 31, 2010, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$272,641	$27,292	$299,933

The Fund has adopted a Retirement Policy (“Policy”) covering independent trustees of the Fund who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the six months ended August 31, 2010, excluding short-term securities, were $43,607,196 and $66,060,414, respectively.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2010 (Unaudited) (continued)

NOTE 6 — PURCHASED AND WRITTEN OPTIONS

Transactions in both purchased and written options for the six months ended August 31, 2010 were as follows:

Transactions in purchased OTC put options on indices were as follows:

	Number of
	Contracts	Cost

Balance at 02/28/10	724,777	$12,331,323
Options Purchased	1,407,407	27,883,144
Options Expired	(896,457)	(17,951,113)
Options Exercised	—	—
Options Terminated in Closing Sell Transactions	(540,195)	(8,615,404)

Balance at 08/31/10	695,532	$13,647,950

Transactions in written OTC call options on indices were as follows:

	Number of	Premiums
	Contracts	Received

Balance at 02/28/10	501,924	$6,456,551
Options Written	2,447,776	17,723,176
Options Expired	(1,319,367)	(8,498,010)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(1,150,298)	(13,501,361)

Balance at 08/31/10	480,035	$2,180,356

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets, measured at the time of investment, in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rates, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The Fund also may enter into a working capital facility to facilitate its collar strategy. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Non-Diversified and Natural Resources Companies. The Fund may be subject to large price volatility due to non-diversification and concentration in Natural Resources Companies. Securities of such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. Because many Natural Resources Companies have significant operations in many countries worldwide, the Fund’s portfolio will be more exposed than a more diversified portfolio to unstable political, social and economic conditions, including expropriation and disruption of licenses or operations. This means that the Fund’s portfolio of Natural Resources Companies may be more exposed to price volatility, liquidity and other risks that accompany an investment in equities of foreign companies than portfolios of international equities generally.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Six Months	Year
	Ended	Ended
	August 31,	February 28,
	2010	2010

Number of Shares
Reinvestment of distributions	82,021	135,721
Shares repurchased	—	(127,550)

Net increase in shares outstanding	82,021	8,171

$
Reinvestment of distributions	$1,242,253	$2,216,327
Shares repurchased, net of commissions	—	(1,564,216)

Net increase	$1,242,253	$652,111

NOTES TO FINANCIAL STATEMENTS as of August 31, 2010 (Unaudited) (continued)

NOTE 8 — CAPITAL SHARES (continued)

Share Repurchase Program

Effective December 2008, the Board authorized an open-market share repurchase program pursuant to which the Fund could purchase, over the period ending December 31, 2009, up to 10% of its stock, in open-market transactions. There was no assurance that the Fund would purchase shares at any particular discount level or in any particular amounts. The share repurchase program sought to enhance shareholder value by purchasing shares trading at a discount from their NAV per share, in an attempt to reduce or eliminate the discount or to increase the NAV per share of the applicable remaining shares of the Fund.

For the year ended February 28, 2010, the Fund repurchased 127,550 shares, representing approximately 0.6% of the Fund’s outstanding shares for a net purchase price of $1,564,216 (including commissions of $3,826). Shares were repurchased at a weighted-average discount from NAV per share of 18.91% and a weighted-average price per share of $12.23.

NOTE 9 —	FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2010. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended
December 31, 2009
Ordinary	Long-Term	Return
Income	Capital Gains	of Capital

$17,487,203	$5,306,284	$14,377,266

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2009 were:

Unrealized	Capital Loss	Expiration
Appreciation	Carryforwards	Date

$54,977,981	$(68,533,776)	2017

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year of 2006.

As of August 31, 2010, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 —	SUBSEQUENT EVENTS

Distributions:  Subsequent to August 31, 2010, the Fund made a distribution of:

Per Share Amount	Declaration Date	Payable Date	Record Date

$0.363	9/20/2010	10/15/2010	10/5/2010

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. At the Fund’s tax year end, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2010 (Unaudited) (continued)

NOTE 10 —	SUBSEQUENT EVENTS (continued)

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
ING Risk Managed Natural
Resources Fund
as of August 31, 2010 (Unaudited)

				Percent
				of Net
Shares			Value	Assets

COMMON STOCK: 95.5%

		Energy: 76.0%
105,050		Anadarko Petroleum Corp.	$4,831,250	1.5

98,391		Apache Corp.	8,840,432	2.8

88,388		Arch Coal, Inc.	1,989,614	0.6

89,771		Baker Hughes, Inc.	3,373,594	1.1

76,324	@	Cameron International Corp.	2,807,197	0.9

103,782		Canadian Natural Resources Ltd.	3,330,364	1.1

136,900		Chesapeake Energy Corp.	2,831,092	0.9

386,832		Chevron Corp.	28,687,461	9.1

298,736		ConocoPhillips	15,662,729	5.0

57,000		Consol Energy, Inc.	1,835,400	0.6

205,000	@	Denbury Resources, Inc.	3,021,700	1.0

125,055		Devon Energy Corp.	7,538,315	2.4

175,450		El Paso Corp.	1,998,376	0.6

86,690		EnCana Corp.	2,383,108	0.8

48,750		EOG Resources, Inc.	4,234,913	1.4

544,824	S	ExxonMobil Corp.	32,231,788	13.3
157,923		ExxonMobil Corp.	9,342,725

34,600	@	FMC Technologies, Inc.	2,140,010	0.7

213,721		Halliburton Co.	6,029,070	1.9

100,300		Hess Corp.	5,040,075	1.6

131,600		Marathon Oil Corp.	4,012,484	1.3

73,000		Murphy Oil Corp.	3,909,880	1.3

153,525		National Oilwell Varco, Inc.	5,771,005	1.8

104,535		Nexen, Inc.	1,934,943	0.6

37,550		Noble Energy, Inc.	2,620,239	0.8

111,950		Occidental Petroleum Corp.	8,181,306	2.6

61,900		Peabody Energy Corp.	2,649,320	0.8

41,500		Pioneer Natural Resources Co.	2,399,530	0.8

35,127		Royal Dutch Shell PLC ADR — Class A	1,863,487	0.6

362,807		Schlumberger Ltd.	19,348,487	6.2

69,900	@	Southwestern Energy Co.	2,287,128	0.7

137,379		Spectra Energy Corp.	2,794,289	0.9

148,970		Suncor Energy, Inc.	4,507,832	1.4

124,700		Valero Energy Corp.	1,966,519	0.6

130,150		Williams Cos., Inc.	2,359,620	0.8

		Other Securities	23,598,223	7.5

			238,353,505	76.0

		Materials: 19.5%
27,350		Air Products & Chemicals, Inc.	2,024,721	0.6

80,165		Barrick Gold Corp.	3,748,515	1.2

145,950		Dow Chemical Co.	3,556,802	1.1

114,450		EI Du Pont de Nemours & Co.	4,666,127	1.5

59,553		Freeport-McMoRan Copper & Gold, Inc.	4,286,625	1.4

41,664		GoldCorp, Inc.	1,842,382	0.6

129,480		International Paper Co.	2,649,161	0.8

68,900		Monsanto Co.	3,627,585	1.2

75,650		Newmont Mining Corp.	4,638,858	1.5

38,650		Praxair, Inc.	3,325,060	1.1

49,482		Teck Cominco Ltd. — Class B	1,651,709	0.5

38,977		United States Steel Corp.	1,656,913	0.5

		Other Securities	23,490,608	7.5

			61,165,066	19.5
		Total Common Stock (Cost $279,636,429)	299,518,571	95.5

				Percent
No. of				of Net
Contracts			Value	Assets

POSITIONS IN PURCHASED OPTIONS: 3.5%

		Positions In Purchased Options: 3.5%
70,436	@	Put Option OTC — Goldman Sachs & Co., Basic Industries Select Sector Index, Strike 304.280, exp 09/17/10	$213,674	0.0

69,387	@	Put Option OTC — Citigroup, Inc., Basic Industries Select Sector Index, Strike 292.450 exp 10/15/10	353,992	0.1

65,475	@	Put Option OTC — Goldman Sachs & Co., Basic Industries Select Sector Index, Strike 308.180, exp 11/19/10	910,332	0.3

161,830	@	Put Option OTC — Goldman Sachs & Co., Energy Select Sector Index, Strike 529.680, exp 09/17/10	3,774,685	1.2

165,280	@	Put Option OTC — Citigroup, Inc., Energy Select Sector Index, Strike 491.040, exp 10/15/10	2,178,258	0.7

163,124	@	Put Option OTC — Goldman Sachs & Co., Energy Select Sector Index, Strike 494.730, exp 11/19/10	3,781,133	1.2

		Total Positions in Purchased Options (Cost $13,647,950)	11,212,074	3.5

		Total Long-Term Investments (Cost $293,284,379)	310,730,645	99.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING Risk Managed Natural
Resources Fund
as of August 31, 2010 (Unaudited) (continued)

			Percent
			of Net
Shares		Value	Assets

SHORT-TERM INVESTMENTS: 1.0%

	Affiliated Mutual Fund: 1.0%
3,035,000	ING Institutional Prime Money Market Fund — Class I	$3,035,000	1.0

	Total Short-Term Investments (Cost $3,035,000)	3,035,000	1.0

	Total Investments in Securities (Cost $296,319,379)*	$313,765,645	100.0

	Other Assets and Liabilities - Net	(64,828)	—

	Net Assets	$313,700,817	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $304,091,846.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$36,579,342
Gross Unrealized Depreciation	(26,905,543)

Net Unrealized Appreciation	$9,673,799

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of August 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	8/31/2010

Asset Table
Investments, at value
Common Stock
Energy	$235,885,457	$2,468,048	$—	$238,353,505
Materials	60,494,733	670,333	—	61,165,066

Total Common Stock	296,380,190	3,138,381	—	299,518,571

Positions In Purchased Options	—	—	11,212,074	11,212,074
Short-Term Investments	3,035,000	—	—	3,035,000

Total Investments, at value	$299,415,190	$3,138,381	$11,212,074	$313,765,645

Liabilities Table
Other Financial Instruments+:
Written options	—	—	(937,583)	(937,583)

Total Liabilities	$—	$—	$(937,583)	$(937,583)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended August 31, 2010:

						Total
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	2/28/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	8/31/2010

Asset Table
Investments, at value
Positions In Purchased Options	$10,085,798	$13,647,951	$(2,657,664)	$—	$(9,673,660)	$(190,351)	$—	$—	$11,212,074

Total Investments, at value	$10,085,798	$13,647,951	$(2,657,664)	$—	$(9,673,660)	$(190,351)	$—	$—	$11,212,074

Liabilities Table
Other Financial Instruments+:
Written options, at fair value	(2,886,756)	(2,180,356)	2,283,954	—	4,172,598	(2,327,023)	—	—	(937,583)

Total Liabilities	$(2,886,756)	$(2,180,356)	$2,283,954	$—	$4,172,598	$(2,327,023)	$—	$—	$(937,583)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING Risk Managed Natural
Resources Fund
as of August 31, 2010 (Unaudited) (continued)

As of August 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(1,193,104).

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their fair value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

Written OTC Call Options

# of			Expiration	Strike	Premiums	Fair
Contracts	Counterparty	Description/Name of Issuer	Date	Price/Rate	Received	Value

137,485	Goldman Sachs & Co.	Basic Industries Select Sector Index	09/17/10	324.400 USD	$1,323,981	$(689,543)
342,550	Goldman Sachs & Co.	Energy Select Sector Index	09/17/10	557.220 USD	856,375	(248,040)

					$2,180,356	$(937,583)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2010 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Equity contracts	Investments in securities at value*	$11,212,074

Total Asset Derivatives		$11,212,074

Liability Derivatives

Equity contracts	Written options, at fair value	$937,583

Total Liability Derivatives		$937,583

*	Includes purchased options

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended August 31, 2010 was as follows:

	Amount of Realized Gain or (Loss)
	on Derivatives Recognized in Income
Derivatives not accounted for		Written
as hedging instruments	Investments*	Options	Total

Equity contracts	$(13,676,934)	$10,551,074	$(3,125,860)

Total	$(13,676,934)	$10,551,074	$(3,125,860)

Derivatives not accounted for		Written
as hedging instruments	Investments*	Options	Total

Equity contracts	$(190,351)	$(2,327,022)	$(2,517,373)

Total	$(190,351)	$(2,327,022)	$(2,517,373)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING Risk Managed Natural
Resources Fund
as of August 31, 2010 (Unaudited) (continued)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2010
% of Total Net Assets against which calls written	70.33%
Average Days to Expiration at time written	28 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$2,180,356
Value of calls	$(937,583)

Supplemental Put Option Statistics as of August 31, 2010
% of Total Net Assets against which index puts purchased	100.44%
Average Days to Expiration at time purchased	91 days
Average Index Put Moneyness* at time purchased	OTM
Premium paid for puts	$13,647,950
Value of puts	$11,212,074

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of the ING Risk Managed Natural Resources Fund was held June 22, 2010, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

To elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class I Trustees, for a term of three-years, and until the election and qualification of their successors.

			Shares
			Voted
		Shares	Against		Total
		Voted	or	Shares	Shares
	Proposal*	For	Withheld	Abstained	Voted

Class I Trustees	John V. Boyer	20,367,204.432	428,950.950		20,796,155.382
	Patricia W. Chadwick	20,231,032.794	565,122.588		20,796,155.382
	Sheryl K. Pressler	20,225,575.936	570,579.446		20,796,155.382

*	Proposal Passed

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. Effective April 19, 2010, Joseph Bassett replaced Chris Corapi as an individual primarily responsible for the day to day management of the Fund’s portfolio. Effective September 30, 2010, Frank van Etten was added an individual primarily responsible for the day-to-day management of the Fund’s portfolio.

During the period, the Fund reduced its quarterly distribution from $0.382 to $0.363, commencing with the distribution paid on July 15, 2010.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with

ADDITIONAL INFORMATION (Unaudited) (continued)

respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2010 DISTRIBUTIONS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE

March 19, 2010	April 1, 2010	April 15, 2010
June 21, 2010	July 1, 2010	July 15, 2010
September 20, 2010	October 1, 2010	October 15, 2010
December 20, 2010	December 29, 2010	January 17, 2011

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IRR).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2010 was 17,653, which does not include beneficial owners of shares held in the name of brokers or other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on May 28, 2010 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310-1900

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

PRSAR-UIRR                  (0810-102210)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

PORTFOLIO OF INVESTMENTS
ING Risk Managed Natural Resources Fund	as of August 31, 2010 (Unaudited)

Shares					Value

COMMON STOCK:			95.5%
		Energy:		76.0%
39,290	@	Alpha Natural Resources, Inc.			$1,458,838
105,050		Anadarko Petroleum Corp.			4,831,250
98,391		Apache Corp.			8,840,432
88,388		Arch Coal, Inc.			1,989,614
165,297	@	Australian Worldwide Exploration Ltd.			230,118
89,771		Baker Hughes, Inc.			3,373,594
23,500	@	Bill Barrett Corp.			765,160
35,650		Cabot Oil & Gas Corp.			992,496
71,617	@	Cal Dive International, Inc.			327,290
76,324	@	Cameron International Corp.			2,807,197
103,782		Canadian Natural Resources Ltd.			3,330,364
136,900		Chesapeake Energy Corp.			2,831,092
386,832		Chevron Corp.			28,687,461
1,189,813		China Petroleum & Chemical Corp.			944,811
298,736		ConocoPhillips			15,662,729
57,000		Consol Energy, Inc.			1,835,400
205,000	@	Denbury Resources, Inc.			3,021,700
125,055		Devon Energy Corp.			7,538,315
18,000		Diamond Offshore Drilling			1,047,240
175,450		El Paso Corp.			1,998,376
86,690		EnCana Corp.			2,383,108
33,715		Ensco International PLC ADR			1,386,698
25,900		Ensign Energy Services, Inc.			281,017
48,750		EOG Resources, Inc.			4,234,913
22,400		EQT Corp.			730,240
544,824	S	ExxonMobil Corp.			32,231,788
157,923		ExxonMobil Corp.			9,342,725
34,600	@	FMC Technologies, Inc.			2,140,010
213,721		Halliburton Co.			6,029,070
16,700		Helmerich & Payne, Inc.			618,568
100,300		Hess Corp.			5,040,075
126		Inpex Holdings, Inc.			570,540
20,174		Lukoil-Spon ADR			1,066,196
131,600		Marathon Oil Corp.			4,012,484
52,450		Massey Energy Co.			1,507,938
23,300	@	McMoRan Exploration Co.			330,627
73,000		Murphy Oil Corp.			3,909,880
82,900	@	Nabors Industries Ltd.			1,299,872
153,525		National Oilwell Varco, Inc.			5,771,005
104,535		Nexen, Inc.			1,934,943
37,550		Noble Energy, Inc.			2,620,239
55,069		OAO Gazprom ADR			1,126,161
111,950		Occidental Petroleum Corp.			8,181,306
61,900		Peabody Energy Corp.			2,649,320
61,700	@	PetroHawk Energy Corp.			932,904
41,500		Pioneer Natural Resources Co.			2,399,530
27,600		QEP Resources, Inc.			801,228
39,550		Range Resources Corp.			1,337,186
48,850	@	Rowan Cos., Inc.			1,255,934
35,127		Royal Dutch Shell PLC ADR — Class A			1,863,487
362,807		Schlumberger Ltd.			19,348,487
69,900	@	Southwestern Energy Co.			2,287,128
137,379		Spectra Energy Corp.			2,794,289
148,970		Suncor Energy, Inc.			4,507,832
45,400		Sunoco, Inc.			1,529,072
27,800		Teekay Shipping Corp.			675,818
70,300		Tesoro Corp.			789,469
512,900		Thai Oil PCL			722,579
12,679	@	Transocean Ltd.			645,361
6,600	@	Unit Corp.			224,862
124,700		Valero Energy Corp.			1,966,519
130,150		Williams Cos., Inc.			2,359,620

					238,353,505

		Materials:		19.5%
27,350		Air Products & Chemicals, Inc.			2,024,721
11,200		Airgas, Inc.			736,960
15,550		AK Steel Holding Corp.			198,108
23,100		Alamos Gold, Inc.			367,399
131,700		Alcoa, Inc.			1,344,657
13,200		Allegheny Technologies, Inc.			537,504
37,638		Anglo American PLC ADR			670,333
12,350		Ball Corp.			692,588
80,165		Barrick Gold Corp.			3,748,515
15,200		Bemis Co.			438,824
84,800		Centerra Gold, Inc.			1,190,468
9,600		CF Industries Holdings, Inc.			888,000
17,600		Cliffs Natural Resources, Inc.			1,076,944
43,700	@	Coeur d’Alene Mines Corp.			749,892
18,900		Domtar Corp.			1,134,378
145,950		Dow Chemical Co.			3,556,802
9,750		Eastman Chemical Co.			600,113
30,350		Ecolab, Inc.			1,438,590
114,450		EI Du Pont de Nemours & Co.			4,666,127
9,800		FMC Corp.			610,344
59,553		Freeport-McMoRan Copper & Gold, Inc.			4,286,625
41,664		GoldCorp, Inc.			1,842,382
24,400	@	Harry Winston Diamond Corp.			245,522
10,900		International Flavors & Fragrances, Inc.			498,021
129,480		International Paper Co.			2,649,161
12,200		Kaiser Aluminum Corp.			450,424
190,200	@	Lundin Mining Corp.			756,270
23,100		MeadWestvaco Corp.			502,656
68,900		Monsanto Co.			3,627,585
75,650		Newmont Mining Corp.			4,638,858
40,650		Nucor Corp.			1,495,107
21,900	@	Owens-Illinois, Inc.			548,814
18,300	@	Pactiv Corp.			587,064
21,650		PPG Industries, Inc.			1,425,220
38,650		Praxair, Inc.			3,325,060
17,684		Rio Tinto PLC ADR			891,804
22,000		Sealed Air Corp.			451,220
11,700		Sherwin-Williams Co.			823,446
16,000		Sigma-Aldrich Corp.			850,720
49,482		Teck Cominco Ltd. — Class B			1,651,709
12,950	@	Titanium Metals Corp.			234,654
38,977		United States Steel Corp.			1,656,913
16,900		Vulcan Materials Co.			621,244
27,600		Weyerhaeuser Co.			433,320

					61,165,066

		Total Common Stock ( Cost $279,636,429 )			299,518,571

# of
Contracts					Value

POSITIONS IN PURCHASED OPTIONS:			3.5%
				3.5%
70,436	@	Put Option OTC — Goldman Sachs & Co., Basic Industries Select Sector Index, Strike 304.280, exp 09/17/10			213,674
69,387	@	Put Option OTC — Citigroup, Inc., Basic Industries Select Sector Index, Strike 292.450 exp 10/15/10			353,992
65,475	@	Put Option OTC — Goldman Sachs & Co., Basic Industries Select Sector Index, Strike 308.180, exp 11/19/10			910,332
161,830	@	Put Option OTC — Goldman Sachs & Co., Energy Select Sector Index, Strike 529.680, exp 09/17/10			3,774,685
165,280	@	Put Option OTC — Citigroup, Inc., Energy Select Sector Index, Strike 491.040, exp 10/15/10			2,178,258
163,124	@	Put Option OTC — Goldman Sachs & Co., Energy Select Sector Index, Strike 494.730, exp 11/19/10			3,781,133

		Total Positions in Purchased Options ( Cost $13,647,950 )			11,212,074

		Total Long-Term Investments ( Cost $293,284,379 )			310,730,645

SHORT-TERM INVESTMENTS:			1.0%
		Affiliated Mutual Fund:		1.0%
3,035,000		ING Institutional Prime Money Market Fund — Class I			3,035,000

		Total Mutual Fund ( Cost $3,035,000 )			3,035,000

		Total Short-Term Investments ( Cost $3,035,000 )			3,035,000

		Total Investments in Securities ( Cost $296,319,379 )	100.0%		$313,765,645
		Other Assets and Liabilities — Net	(0.0)		(64,828)

		Net Assets	100.0%		$313,700,817

@	Non-income producing security

ADR	American Depositary Receipt

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Risk Managed Natural Resources Fund

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer
Date: November 4, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer
Date: November 4, 2010

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: November 4, 2010